EXHIBIT 10.1



                                    AMENDMENT NO. 1 dated as of July 2, 2004
                           (this "Amendment"), to the CREDIT AGREEMENT dated as of December 16, 2002, as amended and restated as of September 26, 2003 (the "Credit Agreement"), among DENNY'S, INC., DENNY'S REALTY, INC. (each of the foregoing, individually, a "Borrower" and, collectively, the "Borrowers"), DENNY'S CORPORATION ("Parent"), DENNY'S HOLDINGS, INC. ("Denny's Holdings"), DFO, INC. ("DFO"), the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Administrative Agent"), and WELLS FARGO FOOTHILL, INC. (f/k/a FOOTHILL CAPITAL CORPORATION), as Syndication Agent.

                  A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

                  C. The undersigned Lenders are willing so to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                SECTION 1. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

                (a) by inserting the following definitions in appropriate alphabetical order:

                  "Permitted Offerings" shall mean the Permitted Private Placement and the Permitted Rights Offering.

                  "Permitted Private Placement" shall mean the private placement offering and sale of shares of common stock of Parent for consideration consisting solely of cash, Old Senior Notes or New Senior Notes (or any combination thereof).

                  "Permitted Rights Offering" shall mean the distribution to shareholders of Parent of rights to purchase shares of common stock of Parent, and the purchase of such shares of common stock of Parent by shareholders or their transferees upon the exercise of such rights for consideration consisting solely of cash, Old Senior Notes or New Senior Notes (or any combination thereof).


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                (b) by amending the definition of "Change in Control" to delete the reference to "25%" in clause (a) thereof and insert the text "50%" in lieu thereof; and

                (c) by amending clause (c) of the definition of "Reduction Event" to (i) replace the word "and" at the end of subclause (i) thereof with the text "," and (ii) replace the text "; or" at the end of subclause (ii) thereof with the following text:

                and (iii) any such issuance by Parent of Equity Interests in Parent pursuant to any Permitted Offering; or

                SECTION 2. Amendments to Section 6.04. Clause (h) of Section
6.04 is hereby replaced in its entirety with the following text:

                (h) investments by Parent and Denny's Holdings in Old Senior Notes and New Senior Notes to the extent permitted by Section 6.08(a), provided that any Old Senior Notes and New Senior Notes repurchased or acquired by Parent or Denny's Holdings pursuant to Section 6.08(a) shall be permanently retired and may not be reissued;

                SECTION 3. Amendments to Section 6.06. Clause (a) of Section
6.06 of the Credit Agreement is hereby amended by inserting the text ", or pursuant to the Permitted Rights Offering" immediately before the word "and" at the end of clause (A) of the second proviso thereof.

                SECTION 4. Amendments to Section 6.08. Clause (a) of Section
6.08 is hereby amended by (a) deleting the word "and" at the end of subclause
(ii) thereof, (b) inserting the word "and" at the end of subclause (iii) thereof and (c) inserting the following subclause after subclause (iii) thereof:

                (iv) Parent and Denny's Holdings shall be permitted to pay, prepay, redeem, repurchase, acquire, or retire for value Old Senior Notes and New Senior Notes with Net Cash Proceeds received by Parent in respect of any Permitted Offering (or in exchange for common stock of Parent or rights to purchase such common stock issued pursuant to a Permitted Offering);

                SECTION 5. Representations and Warranties. Each of Parent, Denny's Holdings, DFO and the Borrowers represents and warrants to the Administrative Agent and to each of the Lenders that:

                (a) this Amendment has been duly authorized, executed and delivered by each of Parent, Denny's Holdings, DFO and the Borrowers and constitutes a legal, valid and binding obligation of each of Parent, Denny's Holdings, DFO and the Borrowers, enforceable against each of Parent, Denny's Holdings, DFO and the Borrowers in accordance with its terms;

                (b) after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true


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        and correct on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, including those with a corresponding schedule, in which case the representations and warranties that expressly relate to an earlier date shall have been true and correct as of such earlier date; and

                (c) after giving effect to this Amendment, the Borrowers and each other Loan Party shall be in compliance with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document, and no Event of Default or Default shall have occurred and be continuing.

                SECTION 6. Conditions to Effectiveness. This Amendment shall become effective when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each of Parent, Denny's Holdings, DFO, the Borrowers and the Required Lenders,
(b) the representations and warranties set forth in Section 5 hereof are true and correct and the Administrative Agent shall have received an officer's certificate to such effect and (c) all fees and expenses required to be paid or reimbursed by the Borrowers and the other Loan Parties pursuant hereto or the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, as applicable.

                SECTION 7. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

                SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

                SECTION 10. Expenses. The Borrowers agree to reimburse the Administrative Agent for out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

                SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.



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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                    DENNY'S, INC.,

                                       By
                                                   /s/ Kenneth E. Jones
                                                   ----------------------------
                                          Name:    Kenneth E. Jones
                                          Title:   Vice President and Treasurer


\                                   DENNY'S REALTY, INC.,

                                       By
                                                   /s/ Kenneth E. Jones
                                                   ----------------------------
                                          Name:    Kenneth E. Jones
                                          Title:   Vice President and Treasurer


                                    DENNY'S CORPORATION,

                                       By
                                                   /s/ Kenneth E. Jones
                                                   ----------------------------
                                          Name:    Kenneth E. Jones
                                          Title:   Vice President and Treasurer


                                    DENNY'S HOLDINGS, INC.,

                                       By
                                                   /s/ Samuel S. Sontag
                                                   ----------------------------
                                          Name:    Samuel S. Sontag
                                          Title:   Director


                                    DFO, INC.,

                                       By
                                                   /s/ Kenneth E. Jones
                                                   ----------------------------
                                          Name:    Kenneth E. Jones
                                          Title:   Vice President and Treasurer


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                                    JPMORGAN CHASE BANK,

                                       By
                                                   /s/ Barry K. Bergman
                                                   ----------------------------
                                          Name:    Barry K. Bergman
                                          Title:   Vice President



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                                                              SIGNATURE PAGE TO
                                                    AMENDMENT NO. 1 DATED AS OF
                                                                   July 2, 2004





                To Approve the Amendment:




                Name of Institution           Wells Fargo Foothill, Inc.
                                    -------------------------------------------

                                       by         /s/ Jim Farmer
                                          -------------------------------------
                                          Name:   Jim Farmer
                                          Title:  Vice President




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                                                              SIGNATURE PAGE TO
                                                    AMENDMENT NO. 1 DATED AS OF
                                                                   July 2, 2004





                To Approve the Amendment:




                Name of Institution           The Foothill Group, Inc.
                                    -------------------------------------------

                                       by         /s/ Dennis R. Ascher
                                          -------------------------------------
                                          Name:   Dennis R. Ascher
                                          Title:  Senior Vice President





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                                                              SIGNATURE PAGE TO
                                                    AMENDMENT NO. 1 DATED AS OF
                                                                   July 2, 2004





                To Approve the Amendment:




                Name of Institution        The CIT Group/Business Credit, Inc.
                                    -------------------------------------------

                                       by         /s/ Deborah Rogut
                                          -------------------------------------
                                          Name:   Deborah Rogut
                                          Title:  Vice President





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                                                              SIGNATURE PAGE TO
                                                    AMENDMENT NO. 1 DATED AS OF
                                                                   July 2, 2004





T               To Approve the Amendment:




                Name of Institution   Transamerica Business Capital Corporation
                                    -------------------------------------------

                                      by          /s/ Amanda J. van Heyst
                                         --------------------------------------
                                          Name:   Amanda J. van Heyst
                                          Title:  Duly Authorized Signatory